EXHIBIT 10.3

COMPENSATION INFORMATION FOR NON-EMPLOYEE DIRECTORS

Exelixis, Inc.

2006 Cash Compensation for Non-Employee Directors

Board of Directors	Retainer Fee	$20,000
	Additional Chair Retainer Fee	$10,000
	Regular Meeting Fee	$2,500
	Special Meeting Fee*	$500

Audit Committee	Retainer Fee	$6,000
	Additional Chair Retainer Fee	$6,000
	Meeting Fee**	$1,000

Compensation Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$2,500
	Meeting Fee**	$1,000

Nominating & Corporate Governance Committee	Retainer Fee	$5,000
	Additional Chair Retainer Fee	$2,500
	Meeting Fee**	$1,000

Research & Development Committee	Retainer Fee	$10,000
	Additional Chair Retainer Fee	$10,000
	Meeting Fee**	$5,000

*	Meeting at which minutes are generated.

**	In-person meeting or teleconference at which minutes are generated.

Exelixis, Inc.

2006 Equity Compensation for Non-Employee Directors

Board of Directors	Initial Option Grant*	Number of Options	25,000
	Annual Option Grant	Number of Options	10,000

*	For new directors only.